UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

Amendment of Stock Redemption Plan

On July 30, 2013, the board of directors of CNL Growth Properties, Inc. (the “Company” or “we,” “our,” and “us”) adopted an amendment and restatement of the Company’s redemption plan (the “Amended Redemption Plan”), effective as of August 16, 2013. The Amended Redemption Plan continues to provide eligible stockholders with limited, interim liquidity for their shares of our common stock (“Shares”) prior to any listing of the Shares on a national securities exchange or receipt by our stockholders of securities that are approved for trading on a national securities exchange in exchange for Shares (“Listing” or “Listed”). The following is a brief description of the principal modifications contained in the new Amended Redemption Plan.

Prior to the adoption of the Amended Redemption Plan, the price for the redemption of Shares ranged from 92.5% to 100% of a stockholder’s purchase price, depending upon the length of time that the Shares were owned. Under the Amended Redemption Plan the tiered redemption price structure has been discontinued. All Shares or fractions thereof that have been held for at least one year may now be submitted for redemption at an amount equal to the Company’s estimated net asset value per share (the “NAV Per Share”) as of the redemption date; provided, however, that the redemption price shall not exceed an amount (the “Redemption Cap”) equal to the lesser of (i) the then current public offering price for our Shares (other than the price at which Shares are sold under our Distribution Reinvestment Plan) during the period of any on-going public offering; and (ii) the purchase price paid by the stockholder. For purposes of determining the Redemption Cap, Shares issued as a stock distribution prior to July 1, 2013 will be deemed to have a purchase price equal to $10.00 per Share, and Shares issued as a stock distribution after June 30, 2013 will be deemed to have a purchase price equal to the estimated NAV Per Share as last determined by the board of directors at the time the Shares are recorded in the Company’s stock register by its transfer agent.

There is no assurance that there will be sufficient funds available for redemption or that we will exercise our discretion to redeem Shares and, accordingly, a stockholder’s Shares may not be redeemed. The Amended Redemption Plan does not limit our ability to repurchase Shares from stockholders by any other legally available means for any reason that our advisor, in its discretion, deems to be in our best interests. None of our sponsor, advisor, any member of our board of directors, or any of their affiliates will receive any fee in connection with the repurchase of Shares by us under the Amended Redemption Plan.

Item 7.01	Regulation FD Disclosure.

Notice to Stockholders

We are furnishing as an exhibit to the Current Report a copy of the notice being mailed to stockholders and their registered representatives or investment advisers regarding, among other things, the Amended Redemption Plan, the Amended Distribution Reinvestment Plan, and the recent determination of the estimated NAV per Share of the Company’s Shares. Such notice shall not be deemed to be “filed” with the U.S. Securities and Exchange Commission (the “SEC”) or incorporated by reference into any other filing with the SEC.

Item 8.01	Other Events.

Amendment of Distribution Reinvestment Plan

On July 30, 2013, our board of directors adopted an amendment and restatement of the Company’s distribution reinvestment plan (the “Amended Distribution Reinvestment Plan”), effective as of August 16, 2013. The Amended Distribution Reinvestment Plan clarifies that during any period in which the Company is not engaged in a public offering and its Shares are not Listed, the purchase price for the Shares under the Amended Distribution Reinvestment Plan will be an amount determined by the Company’s board of directors; provided, however, that the purchase price will not be less than 95% of the fair market value of the Shares as of the reinvestment date, as determined by the Company’s board of directors.

As of the date of this Current Report, the Company has declared only stock distributions and, as such, no Shares have been issued pursuant to our Amended Distribution Reinvestment Plan. Our Amended Distribution Reinvestment Plan will remain inoperative until such time, if any, that we declare cash distributions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Redemption Plan, effective as of August 16, 2013.

10.2	Amended and Restated Distribution Reinvestment Plan, effective as of August 16, 2013.

99.1	Letter of Notice to Stockholders Regarding Amended Redemption Plan, Amended Distribution Reinvestment Plan and Estimated NAV Per Share.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. CBRE Capital Advisors, Inc. (“CBRE Cap”) relied on forward-looking information, some of which was provided by the Company, in preparing its valuation materials. (See, Exhibit 99.1.) The Company and CBRE Cap intend that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect our current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “estimated,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While we believe our forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on our current expectations and a variety of risks, uncertainties and other factors, many of which are beyond our ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its Shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s qualification as a REIT for federal income tax purposes; and the Company’s ability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2013		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Rosemary Q. Mills
Chief Financial Officer and Treasurer